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ALASKAN PRODUCTS COMPANY
P.O. Box 81865
Fairbanks, Alaska 99708

Contract to Purchase

Alaskan Products Company agrees to purchase Reel-Thing Innovations, Inc. assets (listed below) in U.S. Dollars, for a total purchase price of $ 508,000.00, of which $100,000.00 U.S. is interest and paid out over a period of five years as listed below. In addition to the purchase price, Reel-thing Innovations will receive three percent ownership of Alaskan Products Company after the corporation filing is complete.

Reel-Thing Innovations assets listed below are free of debt and/or encumbrances and Reel-Thing Innovations, Inc. assumes any debt liability accruing on these assets prior to assets being purchased by Alaskan Products Company. Reel-thing Innovations will provide support at no charge for a period of one year from the signing of the agreement with respect to the websites (cordreel.com and medreel.com), testing, drawings, mold, parts and technical information.

Alaskan Products Company agrees to abide by the payment schedule below. In the event that payments are past due they will be assessed interest at the rate of 1.5% monthly. Assets will revert to Reel -thing Innovations when past due payments are in excess of 90 days tardy without the written consent of Reel –Thing Innovations. Reel-Thing Innovations agrees not to manufacture a similar product for the length of the patents listed below (assets) without prior written consent from Alaskan Products Company.

Any and all legal fees to protect either party's interest is paid by the responsible party.

Payment Schedule

$30,000.00 within 15 days from acceptance (includes $8,000.00 balance of 450 units)

$38,000.00 within 45 days from acceptance of agreement

$62,000.00 Paid on December, 15, 2003

$50,000.00 Paid on July 1st 2004

$50.000.00 Paid on July1st 2005

$50.000.00 Paid on July 1st 2006

$50.000.00 Paid on July 1st 2007

$178.000.00 Paid on July 1st 2008

Dennis [signature]
R. N[signature]

[signature]

Heather L Heineken NOTARY PUBLIC STATE OF ALASKA

Notarized

Expires March 8, 2005

Assets

a. Canadian Patent No. 2,174, 057 issued 2002/09/01
b. Canadian Patent Pending for bell-shaped end and water tight fitting
c. Design Patent No. D391,549
d. US Patent No. 5,803,764
e. US Patent No. 5,662,193

CSA/UL Testing Compliance Reports

The cord reel has been tested and is compliant with the following tests.

1. CordReel CSA/UL Tests

   CSA Tests: CSA C1-6.12, C1-6.15, C1-6.16, C1-6.18, CSA6.20, CSA6.4, CAN/CSA 22.2#94-M91, CSA6.8.2

   UL Tests: UL355 C1-14, UL355 C1-17, UL355 C1-19, UL355 C1-20, UL746C, UL94-94V-2

2. Med Reel CSA/UL Tests

   CSA/UL C22.2 No. 21-95

3. CSA Enclosure 4 rated

Reel-Thing Innovations will turn over complete testing results and reports and will transfer all existing contracts with Intertek Testing. The arrangement and payment of all future testing will be the responsibility of Alaskan Products Company.

Dennis [signature]
R. N[signature]

Mold, Blueprints, and Original CAD Drawings

The company owns a single-cavity mold which is free and clear of encumbrances. This mold was manufactured by Stamco Specialty Tool & Mfg Co (1979) Ltd. of Edmonton, Alberta. The mold is designed to produce 1,000,000 cases. To date, 1,000 cases have been shot.

Reel-Thing Innovations will provide complete blueprints and original CAD drawings for CNC milling instructions from which additional molds can be manufactured — including a double cavity mold.

Web Sites, Instruction Manuals, and Promotional Materials

Reel-Thing Innovations will provide the following written and computer information:

Notary: [signature]
Expires March 8, 2005

Heather L. Heinleitner NOTARY PUBLIC STATE OF ALASKA

1. Manufacturing and assembly information

   a) Manufacturing and assembly procedures and instructions

   b) List of required parts and suppliers

2. Instruction Manuals

a) Installation and instruction manual in hard-copy and on CD

3. Web Sites

a) Transfer of www.cordreel.com website

b) Transfer of www.medreel.com website

4. Trade names

a) Exclusive use of the term Med Reel and Reel-Thing

5. Promotional Materials

a) Brochures and promotional materials in hard copy and on CD.

Randy Ness / Reel –Thing Innovations Inc.

R. Ness Date July 10/2003

Dennis Gushuliak / Reel –Thing Innovations Inc.

Dennis Gushuliak Date July 10/03

Ken Forster / Alaskan Products Company

Date 7-2-03

Ken ~~Forester~~ Forster appeared before me this 2nd day of July, 2003

Notary Expires: March 8, 2005

Heather L Heineken
NOTARY PUBLIC
STATE OF ALASKA

WITNESS TO THE SIGNATURES OF RANDY NESS AND DENNIS GUSHULIAK OF REEL-THING INNOVATIONS INC. ON JULY 10, 2003

IAN W. REYNOLDS
BARRISTER AND SOLICITOR

THIS CONTRACT TO PURCHASE IS AMENDED BY THE
PROVISIONS SET OUT IN THE ADDENDUM "A" AND THE
ADDENDUM "B" ATTACHED HERETO AND THE PROVISIONS
OF ADDENDUM "A" AND/OR ADDENDUM "B" SHALL
SUPERCEDE ANY CONFLICTING PROVISIONS CONTAINED [redacted]
THIS CONTRACT TO PURCHASE.

KEN FORSTER – ALASKAN PRODUCTS COMPANY

R. Ness

RANDY NESS – REEL THING INNOVATIONS INC.

Dennis Gushuliak

DENNIS GUSHULIAK – REEL THING INNOVATIONS IN

Addendum A to the agreement with Alaskan Products

Support for Websites, patenting and testing for the period of one year from the date of contract signing.

Websites
Reel-Thing Innovations will provide support for the transfer of the cordreel.com and medreel.com websites to Alaskan Products. Neither Reel-Thing nor personnel of Reel-Thing will be required to pay for any part of the support and transfer process. Alaskan Products will assume the cost of hosting the websites from Reel-Thing Innovations as soon as the contract is finalized.

Patents
Under the direction and control of Kenny Forster, Reel-Thing will work to develop patents which would augment and strengthen the existing patent structure for the automotive reel and the MedReel. Neither Reel-Thing nor personnel of Reel-Thing would be required to pay for any part of the patenting process. Personnel of Reel-Thing will not seek remuneration beyond expenses which are mutually agreed upon with Alaskan Products. Amount of time spent to be mutually agreed upon.

Testing
Under the direction and control of Kenny Forster, Reel-Thing will help Alaskan Products to prepare new variations of the cord reel products for testing. Reel-Thing will not be held responsible for the failure of any product to pass tests engaged upon or for time and cost overruns. Reel-Thing cannot bear the costs associated with the testing any product, nor can its personnel. Personnel of Reel-Thing will not seek remuneration beyond mutually agreed upon expenses Amount of time to be mutually agreed upon.

Technical Advice

Reel-Thing Personnel will give freely and without benefit of remuneration, advice and share know-how with Alaskan Products regarding drawings, mold and parts.

The addendum outlined above will remain in force for a period of one calendar year from the date of signing the Agreement to sell assets.

Randy Ness /Reel-Thing Innovations Inc.

R. Ness Date July 10/2003

Dennis Gushuliak /Reel-Thing Innovations Inc.

Dennis Gushuliak Date July 10/03

Ken Forster /Alaskan Products Company, Inc.

Date July 10/03

WITNESS TO THE SIGNATURES OF RANDY NESS AND DENNIS GUSHULIAK OF REEL-THING INNOVATIONS INC.

IAN W. REYNOLDS
BARRISTER AND SOLICITOR

Addendum B to the Contract to Purchase between Alaskan Products Company, Inc. and Reel-Thing Innovations Inc.

The obligation of Reel-Thing Innovations Inc. to complete the purchase and sale of the assets contemplated in this Contract to Purchase is subject to and conditional upon receiving the approval of both the directors and the shareholders of Reel-Thing Innovations Inc. The foregoing condition is for the sole benefit of Reel-Thing Innovations Inc. and may not be waived in whole or in part. In the event the foregoing condition is not satisfied prior to the closing date of the purchase and sale of the assets contemplated in this Contract to Purchase, then Reel-Thing Innovations Inc. shall be entitled to terminate this Contract to Purchase by notice in writing given to Alaskan Products Company, Inc.

Randy Ness/Reel-Thing Innovations Inc.

R. Ness Date July 10/2003

Witness to the signature of Randy Ness of Reel-Thing Innovations Inc.

IAN W. REYNOLDS
BARRISTER AND SOLICITOR

Dennis Gushuliak/Reel-Thing Innovations Inc.

Dennis Gushuliak Date July 10/03

Witness to the signature of Dennis Gushuliak of Reel-Thing Innovations Inc.

IAN W. REYNOLDS
BARRISTER AND SOLICITOR

Ken Forster/Alaskan Products Company, Inc.

Date July 14/03

Witness to the signature of Ken Forster of Alaskan Products Company, Inc.

Payment Schedule

$20,000 USD	07/01/2005
$20,000	10/01/2005
$25,000	01/01/2006
$25,000	04/01/2006
$25,000	07/01/2006
$25,000	10/01/2006
$25,000	01/01/2007
$25,000	04/01/2007
$25,000	07/01/2007
$25,000	10/01/2007
$25,000	01/01/2008
$25,000	04/01/2008
$25,000	07/01/2008
$25,000	10/01/2008
$25,000	01/01/2009
$30,000	04/01/2009
$30,000	07/01/2009
$35,000	10/01/2009

Signed

Randy Ness / Reel-Thing Innovations Inc.

R. Ness Date May 4/05

Dennis Gushuliak / Reel-Thing Innovations Inc.

D. Gushuliak Date May 5/05

Ken Forster / APC Group Inc.

Date 5/5/05